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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 5, 2002
                                                          ----------------------

                               PC CONNECTION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-23827                                        02-0513618
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 (Commission File Number)                     (IRS Employer Identification No.)


Rt. 101A, 730 Milford Road, Merrimack, New Hampshire     03054
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(Address of Principal Executive Offices)               (Zip Code)


                                 (603) 423-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On April 5, 2002 (the "Effective Date"), PC Connection, Inc., a Delaware corporation ("PCC"), completed its acquisition of MoreDirect, Inc., a Florida corporation ("MoreDirect"). The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of March 25, 2002 and amended on April 5, 2002 (as amended, the "Merger Agreement"), by and among PCC, Boca Acquisition Corp., a Florida corporation and a wholly owned subsidiary of PCC ("Boca"), MoreDirect and Russell L. Madris, the sole stockholder of MoreDirect.

     Upon consummation of the transactions contemplated by the Merger Agreement, Boca was merged with and into MoreDirect (the "Merger"), whereby MoreDirect became a wholly owned subsidiary of PCC. Under the terms of the Merger Agreement, immediately prior to closing, all outstanding options and warrants of MoreDirect were either cashed out at $4.65 per share for an aggregate amount of approximately $4,084,000 or terminated to the extent shares outstanding under the options were not exercisable. PCC paid Russell L. Madris, the sole shareholder of MoreDirect $17,966,000 in cash at closing. MoreDirect also, prior to closing, distributed to Mr. Madris, its sole shareholder, $7,950,000 from available cash balances for previously taxed but undistributed earnings.

     The Merger Agreement contemplates an earn-out period of three years following the closing whereby if MoreDirect maintains certain earnings before income tax, or EBIT, levels, additional payments will be made by PCC to Mr. Madris. Under the Merger Agreement, earn-out payments are tied to EBIT levels targeted to grow at a 15% rate per year. The maximum payments PCC will make under the earn-out provisions of the Merger Agreement are $67,106,000, assuming MoreDirect maintains 200% of targeted EBIT levels for all three years. If MoreDirect maintains less than 60% of targeted EBIT levels for all three years, no payments would be required under the earn-out provisions of the Merger Agreement. PCC has placed $10,000,000 in escrow to fund a portion of these contingent payments. At any time during the earn-out period, PCC may "buy-out" the remaining earn-out payments for amounts which vary during the term of the earn-out. Certain portions of the contingent payments may be converted into shares of PCC's common stock at specified conversion prices between $20.80 and $40.00 per share. The amount paid by PCC at closing and the escrowed amount were funded from available cash balances. PCC anticipates that any future contingent payments made by PCC will also be funded from available cash balances or available borrowings.

     PCC's acquisition of MoreDirect will be accounted for under the purchase method of accounting.

     Prior to the Merger, MoreDirect was a supplier of IT products for medium-to-large corporate and government organizations nationwide. MoreDirect will continue its business substantially in the manner conducted by it prior to the Merger as a wholly owned subsidiary of PCC under its existing management.

                                      -2-

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     The Merger Agreement was approved by the sole director and sole shareholder of MoreDirect and the board of directors of PCC. The terms of the Merger Agreement, including the amount of consideration paid by PCC, were determined pursuant to arm's-length negotiations. Prior to the closing of the Merger, to PCC's knowledge none of PCC, its affiliates, officers or directors, or any associate of any such officer or director, had any material relationship with MoreDirect.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which, as amended, is included as Exhibit 2.1 and as Exhibit
2.2 to this Current Report on Form 8-K and incorporated herein by reference. PCC's press release dated April 8, 2002, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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       (a)   Financial Statements of Businesses Acquired.
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             As of the date of filing of this Current Report on Form 8-K, it is impracticable for PCC to provide the financial information required by this Item 7(a). In accordance with item 7(a)(4) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than June 21, 2002.

       (b)   Pro Forma Financial Information.
             -------------------------------

             As of the date of filing of this Current Report on Form 8-K, it is impracticable for PCC to provide the financial information required by this Item 7(b). In accordance with item 7(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than June 21, 2002.

                                      -3-

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(c)   Exhibits.
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           2.1     Agreement and Plan of Merger, dated March 25, 2002, by and among PC Connection, Inc., Boca Acquisition Corp., MoreDirect, Inc. and the stockholders of MoreDirect, Inc. set forth on Schedule I, incorporated by reference from Exhibit
                   10.51 to PCC's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission on April 1, 2002. (1)

           2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated April 5, 2002, by and among PC Connection, Inc., Boca Acquisition Corp., MoreDirect, Inc., Russell Madris, the sole stockholder of MoreDirect, Inc. and Michael Diamant, James Garrity and Scott Modist. (1)

           99.1    Press Release for Consummation of the Merger.

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(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. PCC will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2002                   REGISTRANT

                                       PC CONNECTION, INC.

                                       By: /s/ Mark A. Gavin
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                                               Mark A. Gavin
                                               Senior Vice President of Finance
                                               and Chief Financial Officer

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                                  EXHBIT INDEX

Exhibit Number           Description
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2.1                      Agreement and Plan of Merger, dated March 25, 2002, by
                         and among PC Connection, Inc., Boca Acquisition Corp.,
                         MoreDirect, Inc. and the stockholders of MoreDirect,
                         Inc. set forth on Schedule I, incorporated by reference
                         from Exhibit 10.51 to PCC's Annual Report on Form 10-K
                         for the year ended December 31, 2001 filed with the
                         Securities and Exchange Commission on April 1, 2002.
                         (1)

2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated April 5, 2002, by and among PC Connection, Inc., Boca Acquisition Corp., MoreDirect, Inc., Russell Madris, the sole stockholder of MoreDirect, Inc. and Michael Diamant, James Garrity and Scott Modist. (1)

99.1                     Press Release for Consummation of the Merger.

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(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. PCC will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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